UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 2, 2009

EASY SCRIPTS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53292
(State or other jurisdiction of incorporation)	(Commission File No.)

701 N. Green Valley Parkway Suite 200
Henderson, NV 89074
(Address of principal executive offices and Zip Code)

(877) 269-4984
(Registrant’s telephone number, including area code)

(Former name or former adress, if changed since last report)

Copy of Communication to:
Befumo & Schaeffer, PLLC
2020 Pennsylvania Ave., NW # 840
Washington, DC 20006

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 9.01	Financial Statements and Exhibits

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K contain or may contain forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, U.S. and global competition, and other factors. Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Readers should carefully review this report in its entirety together with our Quarterly and Annual reports of Forms 10-Q and 10-K including but not limited to our financial statements and the notes thereto. Except for our ongoing obligations to disclose material information under the Federal securities laws, We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors. For any forward-looking statements contained in any document, The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Explanatory Note

This Current Report on Form 8-K is being filed by Easy Scripts, Inc. (either the “Registrant”, the Company,” “we” or “our”) in connection with the purchase of certain assets (the “Assets”) of Bell Plaza Pharmacy, located at 6339 S. Atlantic Avenue, Bell, California 9020, from JORNIK, INC., a California corporation (the “Seller”). The Assets were purchased by ES RX, INC., a California corporation, hereinafter (“Subsidiary”). The Subsidiary is wholly owned by the Registrant, and was formed by the Registrant for the purpose of acquiring the Assets.

Item 1.01	Entry into a Material Definitive Agreement.

On September 2, 2009 the Registrant’s wholly owned subsidiary, ES RX, INC., a California corporation, and entered into an agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1, whereby ES RX INC. purchased certain assets consisting of the Seller’s inventory of stock, furniture, fixtures, equipment, computer hardware and software (the purchase and sale of the Assets hereinafter referred to as the “Transaction”). The Assets do not include Seller’s accounts receivable, cash on hand and in banks or corporate books and records.

In consideration for the sale and transfer of the Assets from Seller to Subsidiary, the Subsidiary assumed responsibility to pay to Seller’s creditors the maximum sum of Twenty Thousand Dollars ($20,000).

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, on September 2, 2009, the Registrant’s Subsidiary purchased the Assets from the Seller in consideration of the Subsidiary assuming Twenty Thousand Dollars ($20,000) of the Seller’s liabilities. The Assets consist of stock inventory, furniture, fixtures, equipment, computer hardware and software of Bell Plaza Pharmacy (“Bell”). There is no material relationship between the Registrant and the Seller other than in respect of the Transaction.

The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the Transaction. Accordingly, pursuant to the requirements of Item 201(f), set forth below is the information that would be required if the Registrant was filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the Transaction, with such information reflecting the Registrant and its securities upon consummation of the Transaction.

Pursuant to Item 2.01(f), the information contained in Items 1, 1A, 1B, 2, 3 and 4 of Part I; Items 5, 7, 7A, 8 and 9 of Part II; Items 9A, 9B, 10, 11, 12, 13, 14 and 15bof part III; and Item 15 of Part IV of the Registrant’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009; and Items 1, 2, 3 and 4 of Part I; and Items 1, 1A, 2, 3, 4, 5 and 6 of Part II of Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2009 are hereby incorporated by reference into this Current Report on Form 8-K under Item 2.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of September 1, 2009 prior to the Transaction, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

Name of Beneficial Owner	Amount of Direct Ownership	Position	Percent of Class

Kendra Marcoux	0	President, Secretary Treasurer, Director	0%

Aaron Crowley	0	Director	0%

Paul Popoff	0	Director	0%

Telemedicine, Inc.	9,150,000	None	68.8%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.

(2) Based on 13,290,000 shares of Common Stock issued and Outstanding.

Directors, Executive Officers, Promoters and Control Persons

Our directors serve until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The board of directors has no nominating, auditing or compensation committees.

The name and position of our officers and directors prior to the consummation of the Transaction are set forth below:

Name	Position Held

Kendra Marcoux	Director, Secretary, Treasurer, President

Aaron Crowley	Director

Paul Popoff	Director

Directors serve until our next annual meeting of the stockholders or unless they resign earlier. The board of directors elects officers and their terms of office are at the discretion of the board of directors.

Background of Officers and Directors

Aaron Crowley has been a pharmacy manager for 8 years and pharmacy technician for 12 years. Mr. Crowley is also a nationally licensed pharmacy technician. He was recently a District Manager for 6 pharmacies. He has managed several pharmacies over the last 6 years which included mail order, retail and long term care pharmacies. Mr. Crowley displays good organizational, problem solving, planning, and budgeting skills. He is able to control operational costs and consistently watch and aid company goals. Mr. Crowley accepts responsibility and has excelled as a constructive and independent thinker. He has experience in research and creating reports including operational reports, payroll reports, and profit and loss reports.

Paul Popoff has been an accomplished pharmacist for 25 years. He graduated with a PharmD degree from the University of Southern California, School of Pharmacy in 1984. His work experience consists of 1 ½ years in hospital pharmacy, and the remaining years have been spent working in retail pharmacy. Mr. Popoff owned and operated his own pharmacy for 8 years. His skills and abilities include supervising pharmacy technicians and clerical staff, inventory control, marketing and overall management of pharmacy operations.

Kendra Marcoux is an accomplished professional manager with over twenty years of extensive worldwide export/import expertise in compliance with governmental regulatory agencies for dangerous goods transportation, U.S. export administration, customs regulations, and trade compliance support in a manufacturing environment. Ms. Marcoux served as Export Manager of the Colibri Group of Rhode Island since 1998. She is currently pursuing a Bachelor of Arts degree in Global Studies with a minor in Legal Studies from Bryant University.

Neither Mr. Crowley, mr. Popoff nor Ms. Marcoux have been involved in any of the following proceedings during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

There are no employment agreements between the Registrant and any of its directors or officers.

Executive Compensation

The following table sets forth the compensation paid by us for the last three fiscal years for our current and previously resigned officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid or named executive officers.

Executive Officer Compensation Table
Name and Principal Position (a)	Year (b)	Salary (US$) (c)	Bonus (US$) (d)	Stock Awards (US$) (e)	Option Awards (US$) (f)	Non- Equity Incentive Plan Compensation (US$) (g)	Nonqualified Deferred Compensa- tion Earnings (US$) (h)	All Other Compen- sation (US$) (i)	Total (US$) (j)

Kendra Marcoux Persident, Secretary, Treasurer	2009	0	0	0	0	0	0	0	0

Zhijiang Zhang	2009	0	0	0	0	0	0	0	0
President, CEO &	2008	0	0	0	0	0	0	0	0
CFO (resigned)	2007	0	0	0	0	0	0	0	0

Walter Brenner	2009	0	0	0	0	0	0	0	0
President	2008	0	0	0	0	0	0	0	0
(resigned)	2007	0	0	0	0	0	0	0	0

Horst Balthes	2009	0	0	0	0	0	0	0	0
Secretary, Treasurer	2008	0	0	0	0	0	0	0	0
(resigned)	2007	0	0	0	0	0	0	0	0

We did not pay any salaries in fiscal year 2009. We do not anticipate paying salaries in the near future.

Compensation of Directors

The members of our board of directors are not compensated for their services. The board has not implemented a plan to award options to any directors. There are no contractual arrangements with any member of the board of directors. We have no director’s service contracts.

Director’s Compensation Table
Name (a)	Fees Earned or Paid in Cash (US$) (b)	Stock Awards (US$) (c)	Option Awards (US$) (d)	Non-Equity Incentive Plan Compensation (US$) (e)	Nonqualified Deferred Compensation Earnings (US$) (f)	All Other Compensation (US$) (g)	Total (US$) (h)

Kendra Marcoux	0	0	0	0	0	0	0

Paul Popoff Director	0	0	0	0	0	0	0
Aaron Crowley Director	0	0	0	0	0	0	0

Option/SAR Grants

There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans.

Certain Relationships and Related Transactions

There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Indemnification

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

Item 9.01	Financial Statements and Exhibits

EX-10.1	Purchase and Sale Agreement between ES RX, INC., and Jornik, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2009	EASY SCRIPTS, INC.

/s/ Kendra Marcoux

Kendra Marcoux
President, Director